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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K


                                CURRENT REPORT
                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): August 13, 2001


                          MIDWAY AIRLINES CORPORATION
            (Exact name of registrant as specified in its charter)

                                   Delaware
                (State or other jurisdiction of incorporation)


000-23447                                                             36-3915637
(Commission File Number)                       (IRS Employer Identification No.)


                          2801 Slater Road, Suite 200
                      Morrisville, North Carolina 27560
                   (Address of principal executive offices)
                                  (Zip Code)



                                (919) 595-6000
             (Registrant's telephone number, including area code)
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Item 5.  Other Events.

On August 13, 2001, Midway Airlines Corporation (the "Company") filed a voluntary petition under Chapter 11 of Title 11 of the United States Code (the "Bankruptcy Code") and announced a plan of restructuring. Item 99.1 attached hereto contains a press release discussing these events.

Comments made in the press release regarding the Company's business, which are not historical facts, are "forward-looking statements." Such statements involve risks and uncertainties that could cause actual results to differ from those contained in the forward-looking statements.

Item 7.    Financial Statements and Exhibits

          (a)   Financial Statements

                None.

          (b)   Exhibits

                Exhibit Number        Description
                --------------        ------------------

                99.1 Press Release issued by Midway Airlines Corporation dated as of August 13, 2001 announcing Chapter 11 filings and restructuring plans.


Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                        MIDWAY AIRLINES CORPORATION


                                        By: /s/ Steven Westberg
                                            -------------------
                                              Steven Westberg
                                              Executive Vice President and
                                              General Manager

Dated:  August 14, 2001